Exhibit 24
NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the Chairman, Chief Executive Officer and a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN L. MACCARTHY and LARRY W. MARTIN, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K of Nuveen Investments, Inc. for the year ended December 31, 2006 pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 22nd day of February 2007.

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)
On this 22nd day of February 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Jose A. Visaya
Notary Public

My Commission Expires: May 15, 2009

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the President and a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN L. MACCARTHY and LARRY W. MARTIN, (with full power to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K of Nuveen Investments, Inc. for the year ended December 31, 2006 pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 22nd day of February 2007.

/s/ John P. Amboian
John P. Amboian

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)
On this 22nd day of February 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Jose A. Visaya
Notary Public

My Commission Expires: May 15, 2009

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and JOHN L. MACCARTHY, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K of Nuveen Investments, Inc. for the year ended December 31, 2006 pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 26th day of February 2007.

/s/ Pierre E. Leroy
Pierre E. Leroy

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)
On this 26th day of February 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Leslie A. Adams
Notary Public

My Commission Expires: February 9, 2008

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and JOHN L. MACCARTHY, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K of Nuveen Investments, Inc. for the year ended December 31, 2006 pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 22nd of February 2007.

/s/ Duane Kullberg
Duane R. Kullberg

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)
On this 22nd day of February 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Leslie A. Adams
Notary Public

My Commission Expires: February 9, 2008

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and JOHN L. MACCARTHY, and each of them (with full power to each of them to act alone) her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K of Nuveen Investments, Inc. for the year ended December 31, 2006 pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set her hand this 23rd day of February 2007.

/s/ Connie K. Duckworth
Connie K. Duckworth

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)
On this 23rd day of February 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be her voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Jose A. Visaya
Notary Public

My Commission Expires: May 15, 2009

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and JOHN L. MACCARTHY, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K of Nuveen Investments, Inc. for the year ended December 31, 2006 pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 27th day of February 2007.

/s/ Roderick A. Palmore
Roderick A. Palmore

STATE OF ILLINOIS	)
	)	SS
COUNTY OF COOK	)
On this 27th day of February 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Rosemarie Pisowicz
Notary Public

My Commission Expires: October 5, 2007

NUVEEN INVESTMENTS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Nuveen Investments, Inc., hereby constitutes and appoints JOHN P. AMBOIAN and JOHN L. MACCARTHY, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K of Nuveen Investments, Inc. for the year ended December 31, 2006 pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned director of Nuveen Investments, Inc. has hereunto set his hand this 22nd day of February 2007.

/s/ Willard L. Boyd
Willard L. Boyd

STATE OF	IOWA	)
		)	SS
COUNTY OF	JOHNSON	)
On this 22nd day of February 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)	/s/ Rebecca A. Yoder
Notary Public

My Commission Expires: January 13, 2010